Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Insperity, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2026, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, James D. Allison, Executive Vice President of Finance, Chief Financial Officer & Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.            The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James D. Allison
James D. Allison
Executive Vice President of Finance, Chief Financial Officer & Treasurer
October 29, 2026